UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2013

VISION INDUSTRIES CORP.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

000-53315	14-1908451
(Commission File Number)	(IRS Employer Identification No.)

2230 E. Artesia Blvd., Long Beach, CA 90805

(Address of principal executive offices and zip code)

(310) 454-5658

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 20, 2013, the Company issued a press release retracting the statement in its November 13, 2013 press release regarding its anticipated profitability in 2014, as it seeks a consensus concerning the accounting treatment of the Federal cost-share grants.  A copy of the press release is filed as Exhibit 99.15 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
99.15	Press Release

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION INDUSTRIES CORP.
Dated: December 20, 2013	By:	/s/MARTIN SCHUERMANN
Name: Martin Schuermann Title: Chief Executive Officer